# 独家选择权协议

**Exclusive Option Agreement**

本协议由以下三方于 2018 年 8 月 20 日在中国深圳签署

This agreement is signed by and between the following three parties in Shenzhen, China on August 20, 2018

**甲方：深圳云股汇科技有限公司**

**Party A: Shenzhen Yunguhui Technology Co., Ltd**

注册地址：深圳市南山区招商街道南海大道以西鹏基时代创业园花样年美年广场 5 栋 B561

Registered address: B561, NO. 5 Building, Fantasia MIC Plaza, Pengji Times Pioneer Park, West of Nanhai Avenue, Zhaoshang Sub-district, Nanshan District, Shenzhen

法人代表：江玉生

Legal representative: Jiang Yusheng

**乙方：**1 江玉生，中国公民，身份证号码：340803197907242335

Party B: 1 Jiang Yusheng, a Chinese citizen, ID No.: 340803197907242335

2 丁勇，中国公民，身份证号码：340802198110140823

2 Ding Yong , a Chinese citizen, ID No.: 340802198110140823

**丙方：安徽云股汇网络科技有限公司**

**Party C: Anhui Yunguhui Network Technology Co., Ltd**

注册地址：安徽省安庆市高新区皇冠路 8 号

Registered address: 8 Huangguan Road, High-tech Industry Development Zone, Anqing City, Anhui Province

法人代表：江玉生

Legal representative: Jiang Yusheng

**鉴于：**

**Whereas:**

1、甲方系一家依照中华人民共和国法律注册设立的外商独资企业。

1. Party A is an exclusively foreign-owned enterprise incorporated in accordance with

laws of the People's Republic of China.

2、丙方系一家依照中华人民共和国法律注册设立的有限责任公司。

2. Party C is a limited liability company incorporated in accordance with laws of the People's Republic of China.

3、截至本协议日，乙方为丙方的股东，合法持有丙方所有股份。在本协议中，乙方，即包括 江玉生、丁勇 在内的 2 位股东作为协议共同的一方。

3. As of the date of this agreement, Party B is a shareholder of Party C that lawfully holds all shares of Party C. In this agreement, Party B, including 2 shareholders Jiang Yusheng and Ding Yong, is a joint party.

据此，协议各方经过友好协商,达成如下协议以资遵守：

Now therefore, the parties conclude the following agreement through friendly consultation:

**1、购买选择权和行权**

**1. Purchase Option and Exercise**

（1）承诺：乙方承诺甲方拥有不可撤消的独家购买选择权，甲方有权购买现由乙方持股的丙方所有股份，该购买选择权是不可撤消的且只能由甲方或甲方指定人员行使。（这里的"人员"包括企业实体、公司、合伙企业、合资公司和非公司组织机构。）

(1) Commitment: Party B commits that Party A owns the irrevocable exclusive option to purchase all shares of Party C currently held by Party B. Such purchase option is irrevocable and can only be exercised by Party A or its designated person. ("Person" herein includes business entity, company, partnership, joint venture and unincorporated organization.)

（2） 行权流程：甲方在行使其购买选择权之前应书面通知乙方；在收到通知后的 7 天内，乙方和丙方协同甲方或甲方指定人员应立即编制准备一整套要提交给政府机构批准的与行使选择权有关的转让股权文件，以便实现股权转让。一旦这些转让文件的编制准备工作完成并经甲方、乙方和丙方确认，则这些转让文件应即刻且无条件地获得授权批准，以便执行与行使选择权有关的丙方股权和资产的转让。

(2) Exercise process: Prior to exercise of the purchase option, Party A shall notify Party B in writing; within 7 days after receipt of notice, Party B and Party C shall coordinate with Party A or its designated person in timely preparing a complete set of equity transfer documents in relation to exercise of the option to be submitted to

government authority for approval, so as to realize equity transfer. Once prepared and confirmed by Party A, Party B and Party C, the transfer documents shall immediately and unconditionally authorized and approved for transfer of equity and assets of Party C in connection with exercise of the option.

（3） 行权条件：当甲方认为收购丙方是必要的且依照中华人民共和国法律和法规是可行的时候，甲方可立即行使其购买丙方股东权益或资产的选择权。

(3) Exercise conditions: When Party A holds acquisition of Party C is necessary and feasible according to laws and regulations of the People's Republic of China, Party A may exercise its option to purchase equity or assets of Party C immediately.

**2、收购价格**

**2. Purchasing Price**

根据行使选择权的条件，甲方和乙方应签署与收购价格有关的相关协议。在收购不违反中国相关法律或法规且实质有效的前提下实施是，收购价格可是象征性的或为中华人民共和国法律范围内允许的最低价格。

Party A and Party B shall sign agreements in relation to purchasing price according to exercise conditions of option. Provided the purchase is substantially valid and in line with relevant laws or regulations of China, the purchasing price may be nominal or the lowest price allowed by laws of the People's Republic of China.

**3、承诺和保证**

**3. Commitment and Guarantee**

（1）协议各方应向其他方保证：各协议签署方具有签署本协议并执行本协议中义务的必要权利、能力和授权。

(1) Any party hereto shall commit other parties: the signatory below has the rights, capability and authorization to sign this agreement and perform obligations hereunder.

（2） 乙方向甲方承诺：

(2) Party B commits Party A that:

A、乙方是合法登记的丙方股东，且已经对各自认缴的丙方注册资金全额出资。

A. Party B is a lawfully registered shareholder of Party C that has fully paid the subscribed registered capital of Party C.

B、除“股权质押协议”外，乙方未对其在丙方的股权做任何抵押或质押，也未以任何形式对其在丙方的股权实施担保物权或借款。

B. Except the “Equity Pledge Agreement”, Party B has not made any mortgage or pledge of its equity in Party C, nor used the equity for any security interests or loan in any form.

C、乙方没有或将来也不会将其在丙方的股东权益出售给任何第三方；

C. Party B has not or will not sell its equity in Party C to any third party.

（3）丙方向甲方承诺：

(3) Party C commits Party A that:

丙方是依照中华人民共和国法律注册登记且合法存在的有限责任公司。其业务经营均遵守了中华人民共和国现行法律。

Party C is a limited liability company incorporated and lawfully existing under laws of the People’s Republic of China, and runs according to the exiting laws of the People’s Republic of China.

**4、协议约定**

**4. Covenants**

在甲方执行购买选择权，收购丙方所有股权之前，丙方：

Before Party A exercises the purchase option and acquires all shares of Party C, Party C:

（1）不得出售、转让、抵押、或别的方法处置丙方经营收益或与其收入有关的其他任何合法利益（除非这些出售、转让、抵押、处置已经告知甲方并经甲方书面同意）；

(1) Shall not sell, transfer, pledge or otherwise dispose its earnings or any other legitimate interests in relation to its earnings (unless such sale, transfer, pledge or disposal is notified to and approved by Party A in writing);

（2）不得涉入任何可能对其资产、负债、经营、股东权益、或其他合法权利产生重大影响的交易（除非这些交易已经告知甲方并经甲方书面同意）；

(2) Shall not be involved in any transaction that may cause significant impact on its assets, liabilities, business operation, equity interest or other legal rights (unless such transaction is notified to and approved by Party A in writing);

（3）不得以任何形式对其股东分配任何股利。

(3) Shall not distribute any dividends to its shareholders in any form.

（4）未经甲方事先书面同意，乙方和丙方不得将其在本协议中的权利和义务转让给其他第三方；

(4) Without prior written permission of Party A, Party B and Party C shall not transfer their rights and obligations hereunder to other third party;

（5）乙方和丙方同意：只要甲方愿意，甲方有权将其在本协议中的权利和义务转让给其他第三方。该转让只需甲方书面通知乙方和丙方，不需获得乙方和丙方的同意。

(5) It is agreed by Party B and Party C: Party A has the right to transfer its rights and obligations hereunder to other third party at its own discretion. Such transfer is only required to be notified to Party B and Party C in writing but not to be approved by Party B and Party C.

**5、保密性**

**5. Confidentiality**

协议各方理解并确定与本协议有关的任何口头或书面的材料都具有机密性，都应对这些材料保密。未经其他方书面授权，任何一方都不得将任何材料泄露给第三方，但以下情形除外：

The parties hereto agree that any oral or written information in relation to this agreement is and shall be kept confidential. Without written authorization of the other parties, no party hereto is allowed to disclose any information to any third party, except under the following circumstances:

（1） 这些材料是公众所知或将为公众所知。

(1) The information is or to be known to the public.

（2） 根据现行法律或条例或证券交易所条例，这些材料应该向公众披露；

(2) The information shall be made public according to the existing laws, regulations or rules of stock exchange;

（3） 协议一方向其法律或财务顾问披露的材料与本协议中的交易预期相关，且这些法律或财务顾问应遵守本协议提到的保密条款。协议一方的雇员泄露任何保密材

料视为该协议方泄露材料，则该协议方应为违反合同约定负责。本协议第 6 条保密条款不因本协议无效、修改、撤消、终止或因某种原因不能履行而终止。

(3) The information disclosed by any party to its legal or financial consultant is related to the expected transaction hereunder, and the legal or financial consultant shall comply with the confidentiality clause hereof. Disclosure of any confidential information by employees of any party hereto shall be deemed as disclosure by the party, and the party shall assume the liability for breach of contract. This confidentiality clause (Clause 6) shall not be terminated for invalidity, modification, cancellation, termination or nonperformance of this agreement for any reasons.

**6、违约**

**6. Breach of Contract**

任何违反本协议的条款、未能完全履行或错误履行本协议约定的义务、作出的任何不实承诺、对任何重大事项未作出重要披露或遗漏、或未能履行本协议条款的任何一方即构成违约。违约方应依照适用法律对其违约事项负责。

Any violation of terms and conditions hereof, nonperformance or wrong performance of obligations hereunder, any false commitment, lack of important disclosure or omission of any significant matters, or failure to fulfill provisions hereof shall be deemed as breach of contract. The breaching party shall be liable for its breach according to applicable laws.

**7、适用法律和争议解决**

**7. Applicable Laws and Dispute Resolution**

（1）适用法律：本协议的执行及本协议下争议的解决适用中华人民共和国法律。

(1) Applicable laws: Execution of this agreement and resolution of disputes hereunder are governed by laws of the People's Republic of China.

（2） 争议解决： 因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后 30 天内通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

(2) Dispute resolution: Any dispute arising from understanding or performance of this agreement shall firstly be solved through friendly consultation. If a dispute is not resolved through consultation within 30 days after occurrence, any party hereto has the

right to submit the dispute to China International Economic and Trade Arbitration Commission. The place of arbitration is Beijing. The arbitration award shall be final and binding upon the parties.

**8、协议效力和协议终止**

**8. Validity and Termination**

(1) 协议在协议各方开始执行后有效并以后持续有效；

(1) This agreement shall become effective and remain valid after execution by the parties hereto.

(2) 除非甲方提前 30 天通知其他方终止本协议，否则无协议各方全体一致同意，本协议不得终止。

(2) This agreement shall not be terminated without unanimous consent of all parties hereto, unless Party A notifies the other parties in writing for termination 30 days in advance.

**9、其他事项**

**9. Miscellaneous**

（1）协议修正、修改和补充：本协议的修改和补充需协议各方书面同意。由协议方执行的修改和补充部分应视为本协议整体组成部分，并同本协议一样具有法律效力。

(1) Amendment, modification and supplementation: Any amendment and supplementation to this agreement shall be approved by all parties hereto in writing. Such amendment and supplementation by any party shall be taken as an integral part of this agreement with equal legal effect.

（2）完整条款： 协议各方确认，本协议构成与合同标的物有关的协议各方的完整协议，并取代所有以前或同期协定和口头或书面形式的理解

(2) Entire agreement: The parties hereto acknowledge that this agreement constitutes the entire agreement on the subject matter hereof between the parties, and shall substitute any prior or current agreement, oral or written understanding.

（3）可分性条款：如果根据中国法律或法规，本协议的任何条款被宣告无效或无法执行，则该条款仅仅在中国范围内被视为无效，而剩余其他条款的有效性、合法性、和可执行性不应受任何影响。协议各方应本着诚实精神，通过友好协商，准备有效协议以取代无效或无法执行的条款，以便取代条款能带来该无效或无法执行的条

款拟产生的相同经济影响。

(3) Severability: Any provisions hereof announced to be invalid or unenforceable according to laws or regulations of China shall only be deemed as invalid within China, and shall not affect validity and enforceability of the remaining provisions. The parties hereto shall, in the spirit of integrity and through friendly consultation, prepare the valid provisions with the same economic effect for substitution of the invalid or unenforceable ones.

（4）标题：本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

(4) Headings: The headings hereof are for reference only, and shall not affect understanding and interpretation of this agreement or meaning of any provisions hereof.

（5）语言和版本：本协议有中英文两个版本，在出现争议的情况下，以中文版本为准。本协议各版本一式二份；协议各方各一份，原件复印件有相同法律效力。

(5) Language and version: This agreement is made in Chinese and English. In case of dispute or inconsistency, the Chinese version shall apply. This agreement is made in duplicate with equal legal effect; the parties hereto shall each hold one copy.

甲方：

Party A:

法定代表人：

Legal representative:

日期：2018.08.20

Date:

乙方：江玉生

Party B:

日期：2018.08.20

Date:

丙方：

Party C:

法定代表人：

Legal representative:

日期：2018.08.20

Date: